10. EMPLOYMENT AGREEMENTS	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
EMPLOYMENT AGREEMENTS

On January 1, 2011, we entered into a five-year employment agreement with our chief executive officer, which provides for successive one-year term renewals unless it is expressly cancelled by either party 100 days prior to the end of the term. Under the agreement, our chief executive officer will receive an annual salary of $350,000, a car allowance of $12,000, and company-paid health insurance. The agreement also provides for bonuses equal to one times his annual salary plus 500,000 shares of common stock for each additional project that generates $25 million or more in revenue to us. Our chief executive officer is entitled to receive severance pay in the lesser amount of three years’ salary or 100% of the remaining salary if the remaining term is less than three years.

On June 29, 2017, the board of directors approved extending the employment agreements for the chief executive officer and the senior financial advisor for an additional five years. The salary and other compensation were increased to account for inflation since the original employment agreements were executed and became effective June 30, 2017. These modifications were never reduced to writing.